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EXHIBIT 32

CERTIFICATIONS

        I, Ezra Dabah, Chairman and Chief Executive Officer of The Children's Place Retail Stores, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

  1.
  The quarterly report of the Company on Form 10-Q for the period ended August 2, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, I have executed this Certification this 12 day of September, 2003.

By:	/s/ EZRA DABAH Chairman of the Board and Chief Executive Officer

        I, Seth L. Udasin, Vice President and Chief Financial Officer of The Children's Place Retail Stores, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

  1.
  The quarterly report of the Company on Form 10-Q for the period ended August 2, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, I have executed this Certification this 12 day of September, 2003.

By:	/s/ SETH L. UDASIN Vice President and Chief Financial Officer

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CERTIFICATIONS